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                                 Exhibit 10.3(b)
                                 PROMISSORY NOTE

Loan No.:  _______________________          __________________, 19______
                                            __________________, California

     FOR VALUABLE CONSIDERATION,_______________________________________________
(herein "Maker"), hereby promises to pay to___________,    or   order   (herein
"Payee"), at the address set forth below, or at such other address as the holder hereof may, from time to time designate, the sum of ____________________________________________ ($_______________) with interest on the unpaid balance of the principal sum disbursed by Lender to or for the account of Borrower at the interest rate specified below.

1.  Interest and Payments

     Maker  agrees  that  interest  earned  by and  payable  to Payee  hereunder
(Interest) shall be a fixed rate per annum equal to ______________ percent (___%). Interest shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest payments than if a 365-day were used.

     Monthly installments of $____________ consisting of interest only shall be payable monthly on the first day of each consecutive month beginning on the first such date after the first advance under this Note and continuing through ________________ ("Maturity Date"), on which date the entire balance of the unpaid principal sum then disbursed and all interest accrued and unpaid shall be due and payable.

2.  Prepayment

     The right is reserved by Maker to prepay the outstanding principal amount in whole or in part together with accrued interest thereon. All prepayments shall be applied to the most remote principal installments then unpaid under this Note.

3.  Late Charge

     If Payee fails to receive any payments of interest or principal  within ten
(10) days after the date the same is due and payable, a late charge to compensate Payee for damages Payee will suffer as a result shall be immediately due and payable. Maker recognizes that a default by Maker in making the payments agreed to be paid when due will result in Payee's incurring additional expenses in servicing the loan, including, but not limited to sending out notices of delinquency, computing interest, and segregating the delinquent sums from not delinquent sums on all accounting, loan and data processing records, in loss to Payee of the use of the money due, and in frustration to Payee in meeting its other financial commitments. Maker agrees that if for any reason Maker fails to pay any amounts due under this Note so that Payee fails to receive such payments within ten (10) days after the same are due and payable, Payee shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to $.06 for each $1.00 of each payment that becomes delinquent ten (10) days after its due date, is a reasonable estimate of the fair average compensation for the loss and damages Payee will suffer, that such amount shall be presumed to be the amount of damages sustained by Payee in such case, and that Maker agrees to pay Payee this sum on demand.

4.  Default

     If there exists any Event of Default, as defined below, under the terms of this Note or under the terms of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Deed of Trust"), or any other document executed in connection with this Note (herein called "Loan Documents"), Payee or the holder hereof is expressly authorized without notice or demand of any kind to make all sums of interest and principal and any other sums owing under this Note immediately due and payable and to apply all payments made on this Note or any of the Loan Documents to the payment of any such part of any Event of Default as it may elect.
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     An Event of Default  shall be either  (1) a default  in the  payment of the whole or in any part of the several installments of this Note when due and such default continues for five (5) days following written notice from Payee, or (2) any of the Events of Default contained in any of the Loan Documents. At any time after an Event of Default, during the continuance of such Event of Default, the entire unpaid balance of principal, together with interest accrued thereon, shall, at the option of the legal holder hereof and without notice (except as specified in any Loan Documents) and without demand or presentment, become due and payable at the place of payment. Anything contained herein or in any of the Loan Documents to the contrary notwithstanding, the principal balance together with accrued interest thereon so accelerated and declared due as aforesaid shall continue to bear interest and shall include compensation for late payments on any and all overdue installments as described above.

     If a default has occurred, the failure of Payee or the holder hereof to promptly exercise its rights to declare the indebtedness remaining unpaid hereunder to be immediately due and payable shall not constitute a waiver of such rights while such default continues nor a waiver of such right in connection with any future default.

     Maker hereby waives presentment for payment, protest and demand, and notice of protest, demand, dishonor, nonpayment and nonperformance including notice of dishonor with respect to any check or draft used in payment of any sum due hereunder.

5.  Legal Limits

     All agreements between Maker and Payee are hereby expressly limited so that in no event whatsoever, whether by reason of deferment in accordance with this Note or under any agreement or by virtue of the advancement of the loan proceeds, acceleration or maturity of the loan, or otherwise, shall the amount paid or agreed to be paid to the Payee for the loan, use, forbearance or detention of the money to be loaned hereunder or to compensate Payee for damages to be suffered by reason of a late payment hereof, exceed the maximum permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, or of any provision in any of the Loan Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, ipso facto the obligations to be fulfilled shall be reduced to the limit of such validity. This provision shall never be superseded or waived and shall control every other provision of all agreements between Maker and Payee.

6.  Attorneys' Fees

     If an action is instituted on this Note, or if any other judicial or non-judicial action is instituted by the holder hereof or by any other person, and an attorney is employed by the holder hereof to appear in any such action or proceeding or to reclaim, sequester, protect, preserve or enforce the holder's interest in the real property security or any other security for this Note, including, but not limited to, proceedings to foreclose the loan evidenced hereby, proceedings under the United States Bankruptcy Code, or in eminent domain, or under the probate code, or in connection with any state or federal tax lien, or to enforce an assignment of rents, or for the appointment of a receiver, or disputes regarding the proper disbursement of loan funds, the Maker and every endorser and guarantor hereof and every person who assumes the obligations evidenced by this Note and the Loan Documents, jointly and severally promise to pay reasonable attorney's fees for services performed by the holder's attorneys, and all costs and expenses incurred incident to such employment. If Maker is the prevailing party in any action by Maker pursuant to this Note, Payee shall pay such attorneys fees as the court may direct.

7.  Interest After Expiration

     If the entire balance of principal and accrued interest is not paid in full on the Maturity Date, without waiving or modifying in any way any of the rights, remedies or recourse, Payee may have under this Note or under any of the Loan Documents by virtue of this default, the entire unpaid balance of principal and accrued interest shall bear interest from the Maturity Date until paid in full at the higher of: (a) _______________ percent (___%) per annum; or (b) a fluctuating rate per annum at all times equal to the discount rate of the Federal Reserve of San Francisco (Discount Rate) plus ______________ percent (___%) ("Maturity Interest Rate"). If at any time after the Maturity Date, the Discount Rate (or any previously substituted alternative index) is no longer available, is unverifiable, or is no longer calculated in substantially the same manner as before, then Payee may, in its sole and absolute discretion, select and substitute an alternative index over which Payee has no control. In addition, the holder hereof shall have any and all other rights and remedies available at law or in equity or under the Deed of Trust.
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8.  Security

     This Note is secured by and is entitled to the benefits of the Deed of Trust dated on or about the date of this Note executed by Maker to Gymno
Corporation, a California corporation, as Trustee, for the use and benefit of Payee covering and relating to the fee title interest of Maker in certain real property located at ___________________________________________________________
in the County of __________________ , California more particularly described in Exhibit A to the Deed of Trust (Property).

     The provisions of the Deed of Trust are incorporated herein by reference as if set forth in full, and this Note is subject to all of the covenants and conditions therein contained.

9.  Acceleration

     Without limiting the obligations of Maker or the rights and remedies of Payee or the holder hereof under the terms and covenants of this Note and the Deed of Trust, Maker agrees that Payee shall have the right, at its sole option, to declare any indebtedness and obligations hereunder or under the Deed of Trust, irrespective of the Maturity Date specified herein, due and payable in full if: (1) Maker or any one or more of the tenants-in-common, joint tenants, or other persons comprising Maker sells, enters into a contract of sale, conveys, alienates or encumbers the Property or any portion thereof or any fractional undivided interest therein, or suffers Maker's title or any interest therein to be divested or encumbered, whether voluntarily or involuntarily, or leases with an option to sell, or changes or permits to be changed the character or use of the Property, or drills or extracts or enters into a lease for the drilling for or extracting of oil, gas or other hydrocarbon substances or any mineral of any kind or character on the Property; (2) The interest of any general partner of Maker (or the interest of any general partner in a partnership that is a partner) is assigned or transferred; (3) More than twenty-five percent (25%) of the corporate stock of Maker (or of any corporate partner or other corporation comprising Maker) is sold, transferred or assigned;
(4) There is a change in beneficial ownership with respect to more than twenty-five percent (25%) of Maker (if Maker is a trust or other legal entity) or of any partner or tenant-in-common of Maker which is a trust or other legal entity; or (5) a default has occurred hereunder or under any Loan Document and is continuing. In such case, Payee or other holder of this Note may exercise any and all of the rights and remedies and recourses set forth in the Deed of Trust and as granted by law. Maker and any successor who acquires any record interest in the Property agrees to notify Payee promptly in writing of any transaction or event described in this section.

10.  Governing Law and Severability

     This Note is made pursuant to, and shall be construed and governed by, the laws of the State of California. If any paragraph, clause or provision of this Note or any of the Loan Documents is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Note or the other Loan Documents.

11.  Time of Essence

         Time is of the essence of this Note.

12.  Payment Without Offset

     Principal and interest shall be paid without deduction or offset in immediately available funds in lawful money of the United States of America. Payments shall be deemed received only upon actual receipt by Payee and upon Payee's application of such payments as provided herein.
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13.  Notices

     All notices under this Note shall be in writing and shall be effective upon personal delivery to the authorized representatives of either party or upon being sent by certified mail, return receipt requested, postage prepaid, addressed to the following respective parties as follows:

         MAKER:   ________________________________
                  ________________________________
                  ________________________________
         Attn:    ________________________________

         PAYEE:   ________________________________
                  650 El Camino Real, Suite G
                  Redwood City, California  94063-1394
                  Attn:  Michael Burwell

14.  Collection

     Any remittances by check or draft may be handled for collection in accordance with the practices of the collecting party and any receipt issued therefor shall be void unless the amount due is actually received by Payee.

15.  Assignment

     Payee or other holder of this Note may assign all of its rights, title and interest in this Note to any person, firm, corporation or other entity without the consent of Maker.

16.  Relationship

     The relationship of the parties hereto is that of borrower and lender and it is expressly understood and agreed that nothing contained herein or in any of the Loan Documents shall be interpreted or construed to make the parties partners, joint venturers or participants in any other legal relationship except for borrower and lender.

17.  Remedies

     No right, power or remedy given Payee by the terms of this Note, or in the Loan Documents is intended to be exclusive of any right, power or remedy, and each and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given to Payee by the terms of any of the Loan Documents or by any statute against Maker or any other person. Every right, power and remedy of Payee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing, executed by Payee.

18.  Headings

     The subject headings of the paragraphs of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.


         Maker:   _________________________________


                  _________________________________